_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported):  September 5, 1997


                  BENEFICIAL MORTGAGE SERVICES, INC.
_________________________________________________________________
     (Exact name of registrant as specified in its charter)


         Delaware                333-2151       52-2022851
____________________________  ______________ __________________
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


One Christina Centre
301 North Walnut  Street
Wilmington, Delaware                            19801
_____________________________                     _________
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (302) 425-2500
                                                   _____ ________


                    Not applicable

 ------------------------------------------------------------
(Former name or former address, if changed since last report)

_________________________________________________________________



Item 5.  Other Events.
____     ____________

Filing of Computational Materials.
__________________________________

     In connection with the offering of the Beneifical Home Equity Loan Asset Backed Certificates, Series 1997-2 (the "Certificates"), Salomon Brothers Inc, Bear, Stearns & Co. Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as underwriters of the Certificates, have prepared certain materials (the "Computational Materials") for distribution to their potential investors based on information regarding the characteristics of the Certificates provided to them by the Registrant.

     For purposes of this Form 8-K, Computational Materials means computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.


Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

               The   following  is  filed  herewith.    The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

               Exhibit No.         Description

                    99.1      Computational Materials for Series 1997-2.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BENEFICIAL MORTGAGE SERVICES, INC.



                              By: /s/ Charles D. Brown
                                    _____________________
                                   Name:  Charles D. Brown
                                   Its:  Vice President



Dated:  September 5, 1997




                                    Exhibit Index
                                    _____________

Exhibit                                               Page
_______                                               ____

99.1      Computational Materials for Series 1997-2    __




                              EXHIBIT 99.1


~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 1 OF 23
Cut-Off Date Trust Balances

                                                               % of Pool
 Range of Cut-Off Date       Number of Home   Cut-Off Date     by Cut-Off Date
 Trust Balances              Equity Loans     Trust Balance    Trust Balance
$ 15,000.00 -  19,999.99        1,438       $ 25,261,715.52       3.16%
  20,000.00 -  24,999.99        1,370         31,091,457.40       3.89
  25,000.00 -  29,999.99        1,279         35,397,226.69       4.42
  30,000.00 -  34,999.99        1,126         36,705,525.96       4.59
  35,000.00 -  39,999.99        1,160         43,586,023.41       5.45
  40,000.00 -  44,999.99          972         41,413,930.58       5.18
  45,000.00 -  49,999.99          939         44,896,439.38       5.61
  50,000.00 -  59,999.99        1,431         78,583,466.63       9.82
  60,000.00 -  69,999.99        1,109         71,960,561.06       8.99
  70,000.00 -  79,999.99          749         55,934,339.04       6.99
  80,000.00 -  89,999.99          537         45,696,541.91       5.71
  90,000.00 -  99,999.99          448         42,664,729.17       5.33

        ************SEE PAGE 22 FOR DISCLAIMER*************


~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 2 OF 23
Cut-Off Date Trust Balances(1)

                                                               % of Pool
 Range of Cut-Off Date       Number of Home   Cut-Off Date     by Cut-Off Date
 Trust Balances              Equity Loans     Trust Balance    Trust Balance
$100,000.00 - 109,999.99          299       $ 31,304,982.03       3.91%
 110,000.00 - 119,999.99          282         32,562,811.79       4.07
 120,000.00 - 129,999.99          257         32,054,576.32       4.01
 130,000.00 - 139,999.99          135         18,219,914.10       2.28
 140,000.00 - 149,999.99          124         17,984,088.61       2.25
 150,000.00 - 199,999.99          365         63,015,472.29       7.88
 200,000.00 - 249,999.99          143         32,286,110.01       4.04
 250,000.00 - 299,999.99           42         11,490,113.32       1.44
 300,000.00 - 349,999.99           22          7,207,565.35       0.90
 350,000.00 - ..........            2            700,000.00       0.09
   TOTAL                       14,229       $800,017,590.57     100.00%

(1) The average Cut-Off Date Trust Balance is $56,224.44.
        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 3 OF 23
Cut-Off Date Loan Rates

                                                               % of Pool
 Range of                    Number of Home   Cut-Off Date     by Cut-Off Date
 Loan Rates                  Equity Loans     Trust Balance    Trust Balance
  6.50  -  6.99%                    1       $    169,715.13       0.02%
  7.00  -  7.49                    26          2,486,613.51       0.31
  7.50  -  7.99                   189         12,406,852.69       1.55
  8.00  -  8.49                   302         20,301,261.88       2.54
  8.50  -  8.99                   324         20,331,422.66       2.54
  9.00  -  9.49                   196         11,867,978.58       1.48
  9.50  -  9.99                   201         12,136,070.24       1.52
 10.00  - 10.49                   199         13,365,826.15       1.67
 10.50  - 10.99                   611         48,096,754.24       6.01
 11.00  - 11.49                   596         53,584,451.83       6.70
 11.50  - 11.99                 1,909        137,446,060.68      17.18
 12.00  - 12.49                 1,352         88,389,293.61      11.05
 12.50  - 12.99                 3,351        174,759,162.01      21.84

        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 4 OF 23
Cut-Off Date Loan Rates (1)

                                                               % of Pool
 Range of                    Number of Home   Cut-Off Date     by Cut-Off Date
 Loan Rates                  Equity Loans     Trust Balance    Trust Balance
 13.00  - 13.49%                2,338       $103,840,739.62      12.98%
 13.50  - 13.99                 1,424         57,204,117.73       7.15
 14.00  - 14.49                   650         24,446,297.65       3.06
 14.50  - 14.99                   304         10,981,739.68       1.37
 15.00  - 15.49                   157          5,475,600.78       0.68
 15.50  - 15.99                    40          1,218,560.49       0.15
 16.00  - 16.49                    33            853,736.99       0.11
 16.50  - 16.99                    17            467,739.94       0.06
 17.00  - 17.49                     1             16,396.39       0.00
 17.50  - 17.99                     5            106,689.93       0.01
 18.00  - 18.49                     1             16,408.16       0.00
 18.50  - 18.99                     2             48,100.00       0.01
   TOTAL                       14,229       $800,017,590.57     100.00%

(1) The Weighted Average Cut-Off Date Loan Rate is 11.93% per annum. ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 5 OF 23
Margin Ranges--LIBOR Based Loans

                                                               % of Pool
 Range of                    Number of Home   Cut-Off Date     by Cut-Off Date
 Loan Rates                  Equity Loans     Trust Balance    Trust Balance
  3.00  -  3.49%                    1       $     55,645.88       0.04%
  3.50  -  3.99                     2            118,818.46       0.07
  4.00  -  4.49                    27          2,734,218.32       1.72
  4.50  -  4.99                    47          4,099,320.94       2.58
  5.00  -  5.49                    92          9,299,801.80       5.86
  5.50  -  5.99                   162         11,153,485.56       7.03
  6.00  -  6.49                   242         15,060,804.65       9.49
  6.50  -  6.99                   601         30,447,121.86      19.18
  7.00  -  7.49                 1,019         44,503,413.91      28.04
  7.50  -  7.99                   582         22,109,646.82      13.93
  8.00  -  8.49                   293         10,459,311.51       6.59
  8.50  -  8.99                   160          5,280,907.43       3.33
  9.00  -  9.49                    64          1,959,672.65       1.23

        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 6 OF 23
Margin Ranges--LIBOR Based Loans(1)(2)

                                                               % of Pool
 Range of                    Number of Home   Cut-Off Date     by Cut-Off Date
 Loan Rates                  Equity Loans     Trust Balance    Trust Balance
  9.50  -  9.99%                   25       $    828,834.94       0.52%
 10.00  - 10.49                    10            248,548.59       0.16
 10.50  - 10.99                     9            261,953.95       0.17
 11.00  - 11.49                     1             39,005.57       0.02
 11.50  - 11.99                     1             16,396.39       0.01
 12.50  - 12.99                     1             28,100.00       0.02
   TOTAL                        3,339       $158,705,009.23     100.00%

(1) The Weighted Average Cut-Off Date Margin where the Reference Rate is based on Three-Month LIBOR is 6.95%.
(2) This schedule includes those Home Equity Loans where the Reference Rate is based on Three-Month LIBOR.

        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 7 OF 23
Margin Ranges--Prime Based Loans

                                                               % of Pool
 Range of                    Number of Home   Cut-Off Date     by Cut-Off Date
 Loan Rates                  Equity Loans     Trust Balance    Trust Balance
 (2.00)  - (1.51)%                  1       $    169,715.13       0.03%
 (1.50)  - (1.01)                  27          2,504,304.32       0.39
 (1.00)  - (0.51)                 188         12,389,161.88       1.93
 (0.50)  - (0.01)                 304         20,433,664.09       3.19
  0.00  -  0.49                   322         20,230,206.00       3.15
  0.50  -  0.99                   190         11,526,986.00       1.80
  1.00  -  1.49                   201         11,954,095.06       1.86
  1.50  -  1.99                   155          9,146,958.23       1.43
  2.00  -  2.49                   547         42,283,324.12       6.59
  2.50  -  2.99                   482         42,446,185.75       6.62
  3.00  -  3.49                 1,697        120,843,427.07      18.84
  3.50  -  3.99                 1,016         68,254,029.12      10.64
  4.00  -  4.49                 2,574        136,683,006.17      21.31

        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 8 OF 23
Margin Ranges--Prime Based Loans

                                                               % of Pool
 Range of                    Number of Home   Cut-Off Date     by Cut-Off Date
 Loan Rates                  Equity Loans     Trust Balance    Trust Balance
  4.50  -  4.99%                1,470       $ 66,420,908.22      10.36%
  5.00  -  5.49                   913         39,005,518.95       6.08
  5.50  -  5.99                   410         18,617,544.66       2.90
  6.00  -  6.49                   190          8,524,193.50       1.33
  6.50  -  6.99                   133          7,183,459.06       1.12
  7.00  -  7.49                    28          1,292,346.63       0.20
  7.50  -  7.99                    27          1,058,668.87       0.17
  8.00  -  8.49                     8            201,780.42       0.03
  9.00  -  9.49                     5            106,689.93       0.02
  9.50  -  9.99                     1             16,408.16       0.00
 10.00  - 10.49                     1             20,000.00       0.00
   TOTAL                       10,890       $641,312,581.34     100.00%

        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 9 OF 23
Margin Ranges--Prime Based Loans(1)(2)

(1) The Weighted Average Cut-Off Date Margin where there Reference Rate is based on Prime is 3.28%.
(2) This schedule includes those Home Equity Loans where the Reference Rate is based on Prime.

        ************SEE PAGE 22 FOR DISCLAIMER*************




~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 10 OF 23
Maximum Interest Rate(1)

                                                               % of Pool
 Cut-Off Date Maximum        Number of Home   Cut-Off Date     by Cut-Off Date
 Interest Rate               Equity Loans     Trust Balance    Trust Balance
  15.00%                        1,407       $ 84,641,732.45      10.58%
  16.00                         1,430         76,779,434.06       9.60
  18.00                         4,917        334,191,324.78      41.77
  19.00                            82          2,922,635.86       0.37
  19.50                             2             33,581.45       0.00
  20.00                            71          2,141,006.15       0.27
  21.00                         6,320        299,307,875.82      37.41
   TOTAL                       14,229       $800,017,590.57     100.00%

(1) The Weighted Average Maximum Interest Rate is 18.62% per annum. ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 11 OF 23
Loan Amortization Term(1)

                                                               % of Pool
 Loan Amortization           Number of Home   Cut-Off Date     by Cut-Off Date
 Term (in months)            Equity Loans     Trust Balance    Trust Balance
     60                            28       $    573,730.53       0.07%
    120                           841         22,318,347.55       2.79
    180                         6,533        242,088,451.07      30.26
    240                             8            575,188.40       0.07
    360                         6,819        534,461,873.02      66.81
   TOTAL                       14,229       $800,017,590.57     100.00%

(1) The Weighted Average Loan Amortization Term is approximately 299 months. The effect of an Additional Balance in connection with a Home Equity Loan is to reset the commencement date of the original amortization basis to the date such Additional Balance is drawn.
        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 12 OF 23
Types of Mortgaged Properties(1)

                                                               % of Pool
                             Number of Home   Cut-Off Date     by Cut-Off Date
 Property Type               Equity Loans     Trust Balance    Trust Balance
  Single Family                11,258       $623,303,729.81      85.78%
  2-4 Family                      648         40,774,811.11       5.61
  Condominium                      91          4,365,395.41       0.60
  Other                           797         58,156,291.56       8.00
   TOTAL                       12,794       $726,600,227.89     100.00%

(1) The data herein is based on 12,794 Home Equity Loans originated beg-inning July 7, 1996. As to the 1,435 Home Equity Loans originated prior to July 7, 1996, no such information is available in the Originators' electronic records.
        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 13 OF 23
Types of Mortgaged Properties(2)(3)

(2) Based on information supplied by the borrower in loan application.
(3) Includes Home Equity Loans secured by multiple Mortgaged Properties. Each of these Home Equity Loans has been categorized according to the property type of the Mortgaged Property that has the highest appraised value securing such Home Equity Loan.

        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 14 OF 23
Use of Mortgaged Properties(1)(2)(3)

                                                               % of Pool
                             Number of Home   Cut-Off Date     by Cut-Off Date
 Property Use                Equity Loans     Trust Balance    Trust Balance
  Primary Residence            11,489        637,502,730.28      87.74
  Investment Property           1,164       $ 81,177,217.84      11.17%
  Secondary Home                  141          7,920,279.77       1.09
   TOTAL                       12,794       $726,600,227.89     100.00%

(1) The data herein is based on 12,794 Home Equity Loans originated beg-inning July 7, 1996. As to the 1,435 Home Equity Loans originated prior to July 7, 1996, no such information is available in the Originators' electronic records.
(2) Based on information supplied by the borrower in loan origination.
(3) Includes Home Equity Loans secured by multiple Mortgaged Properties. Each of these Home Equity Loans has been categorized according to the property type of the Mortgaged Property that has the highest appraised value securing such Home Equity Loan.
        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 15 OF 23
Year of Origination

                                                               % of Pool
                          Number of Home      Cut-Off Date     by Cut-Off Date
 Year of Origination      Equity Loans        Trust Balance    Trust Balance
  1990                             10       $    275,151.72       0.03%
  1991                             19            897,479.61       0.11
  1992                             57          2,529,616.99       0.32
  1993                            112          5,126,746.94       0.64
  1994                            267         13,373,200.18       1.67
  1995                            287         13,632,633.73       1.70
  1996                          2,578        145,036,076.74      18.13
  1997                         10,899        619,146,684.66      77.39
   TOTAL                       14,229       $800,017,590.57     100.00%

        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 16 OF 23
Combined Loan-to-Value Ratios
                                                               % of Pool
 Range of Combined           Number of Home   Cut-Off Date     by Cut-Off Date
 Loan-to-Value Ratios        Equity Loans     Trust Balance    Trust Balance
   0.00 -  10.00%                  18       $  1,036,951.22       0.14
  10.01 -  20.00                  102          3,038,131.44       0.42
  20.01 -  30.00                  280         10,486,825.92       1.44
  30.01 -  40.00                  468         20,500,738.70       2.82
  40.01 -  50.00                  933         44,969,685.71       6.19
  50.01 -  55.00                  520         26,712,913.89       3.68
  55.01 -  60.00                  740         40,056,365.90       5.51
  60.01 -  65.00                1,095         60,269,181.97       8.29
  65.01 -  70.00                1,475         81,914,010.14      11.27
  70.01 -  75.00                2,640        136,706,893.58      18.81
  75.01 -  80.00                2,683        163,355,757.52      22.48
  80.01 -  85.00                1,274         91,255,620.45      12.56

         ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 17 OF 23
Combined Loan-to-Value Ratios(1)(2)
                                                               % of Pool
 Range of Combined           Number of Home   Cut-Off Date     by Cut-Off Date
 Loan-to-Value Ratios        Equity Loans     Trust Balance    Trust Balance
  85.01 -  90.00%                 268       $ 23,370,745.81       3.22%
  90.01 -  95.00                  163         12,799,665.73       1.76
  95.01 - 100.00                  134         10,106,625.73       1.39
  > 100.01%                         1             20,114.18       0.00
   TOTAL                       12,794       $726,600,227.89     100.00%

(1) The data herein is based on 12,794 Home Equity Loans originated beg-inning July 7, 1996. As to the 1,435 Home Equity Loans originated prior to July 7, 1996, no such information is available in the Originators' electronic records.
(2) The weighted average of the Combined Loan-to-Value Ratio is 70.34%. ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 18 OF 23
Geographic Concentration(1)(2)

 Top 5 State Concentrations
       CA: 19.50%
       NY: 13.38%
       OH: 10.36%
       PA: 6.36%
       WA: 6.09%

(1) The data herein is based on the actual location of the Mortgaged Properties with respect to the 12,794 Home Equity Loans originated beginning July 7, 1996. As to the 1,435 Home Equity Loans originated prior to July 7, 1996, the data herein is based on the billing address of the borrower.
(2) Includes Home Equity Loans secured by multiple Mortgaged Properties. Each of these Home Equity Loans has been geographically categorized according to the location of the Mortgaged Property that has the highest appraised value securing such Home Equity Loan.
        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 19 OF 23

CPR                                0%     10%    20%    25%    30%    40%
CLASS A: Expected Rating (Moodys/S&P/Fitch) Aaa/AAA/AAA; Legal Final 9/37
 Weighted Avg Life(1)            23.92   7.73   3.89   3.01   2.42   1.64
 Expected Maturity Date          11/22  11/22   6/20   2/16   7/12   1/08
 Weighted Avg Life(2)            23.92   7.54   3.55   2.76   2.22   1.50
 Expected Maturity Date(1)(2)    11/22   7/19  12/07   9/05   2/04   3/02

(1) The weighted average life of the Class A Certificates is determined by
    (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Class A Certificate Balance.
(2) Assumes that an optional purchase is exercised by the Master Servicer when the Pool Balance is 10% or less of the Cut-Off Date Pool Balance.
        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 20 OF 23

CPR                                0%     10%    20%    25%    30%    40%
CLASS M: Expected Rating (Moodys/S&P/Fitch) Aa2/AA/AA; Legal Final
9/37
 Weighted Avg Life(1)            25.20  16.38   8.28   6.42   5.23   4.16
 Expected Maturity Date          11/22  11/22   3/15   4/11   8/08   5/05
 Weighted Avg Life(2)            25.20  15.81   7.45   5.79   4.71   3.81
 Expected Maturity Date(1)(2)    11/22   7/19  12/07   9/05   2/04   3/02

(1) The weighted average life of the Class M Certificates is determined by
    (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Class M Certificate Balance.
(2) Assumes that an optional purchase is exercised by the Master Servicer when the Pool Balance is 10% or less of the Cut-Off Date Pool Balance.
        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 21 OF 23

CPR                                0%     10%    20%    25%    30%    40%
CLASS B: Expected Rating (Moodys/S&P/Fitch) A2/A/A; Legal Final 9/37
 Weighted Avg Life(1)            25.20  16.24   7.95   6.16   5.01   3.86
 Expected Maturity Date          11/22  11/22   8/12   3/09   1/07   3/04
 Weighted Avg Life(2)            25.20  15.81   7.45   5.79   4.70   3.66
 Expected Maturity Date(1)(2)    11/22   7/19  12/07   9/05   2/04   3/02

(1) The weighted average life of the Class B Certificates is determined by
    (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Class B Certificate Balance.
(2) Assumes that an optional purchase is exercised by the Master Servicer when the Pool Balance is 10% or less of the Cut-Off Date Pool Balance.
        ************SEE PAGE 22 FOR DISCLAIMER*************



~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 22 OF 23

Neither the Issuer of the Certificates nor the Depositor nor any of their respective affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The above analysis is not intended to be a prospectus and any investment decision with respect to the Certificates should be made by you based solely upon all of the information contained in the final prospectus.
Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment.
(Continued on next page)


~p
BENEFICIAL 1997-2 - COMPUTATIONAL MATERIALS - PAGE 23 OF 23

No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositor has not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof.